OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

7500 Old Georgetown Road, Suite 700 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC      7500 Old Georgetown Road Bethesda, MD 20814

(Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059

Date of fiscal year end:     September 30, 2014

Date of reporting period:    September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

Annual Report
September 30, 2014

THE PROFIT FUND LETTER TO SHAREHOLDERS	November 4, 2014

Market Overview
In the 4Q 2013, the S&P 500 Index climbed steadily gaining 9.9%. After a brief period in October when the markets fell due to concerns about a federal government shutdown, Federal Reserve (the “Fed”) comments helped the impressive rally during the last two months of the year. The Fed’s decision in December that it will taper asset purchases to a monthly rate of $75 billion from the current $85 billion pace surprised nearly every market participant (market strategists and investors alike). The taper decision was accompanied by constructive comments from the Fed that inflation was non-existent and, that they are committed to supporting the economy. Market participants appear to finally understand that the taper was not tightening, as future declines in asset purchases and interest rate actions will likely be driven by progress on job creation.

In 1Q 2014, investor concerns over market valuations especially in bubble-like high growth sectors, weak payroll data in the U.S., and interest rate comments from Federal Reserve Chairwoman all challenged investor risk appetite in the quarter. Those in the concerned/bear camp point to the cyclically adjusted price-earnings ratio (P/E was 25.5x vs. 15x average), a time-tested valuation measure, in addition to others that suggested the market was overvalued. A rising tide lifts all boats but the biggest upward moves in stock price and valuation expansion were in companies with the fastest revenue growth – internet and biotech stocks. Interest-rate sensitive companies such as banks and insurance companies traded near book value and could result in significant upside in the coming years.

The 2Q 2014 gains in the S&P 500 Index were impressive after all the investor consternation over violence breaking out in Ukraine and Iraq, frigid weather impacting Q1 GDP, and Janet Yellen’s misconstrued comments that the Fed may look to raise short-term interest rates six months after ending its quantitative easing program. Performance in U.S. equities came in-line with expectations as, gains in the S&P 500 Index outpaced returns in emerging markets (+4.5%) and the broader international markets (MSCI EAFE +1.9%). In the U.S., Utilities turned in the best sector performance gaining nearly 18%. Last year’s top performer, Health Care, gained nearly 11% but was significantly impacted by the drop in Biotechs in March and April. Financials, the sector most expected to outpace the broader markets in 2014 tried to make gains but was held back by continued government regulations, shrinking securities trading revenue, and nearly nonexistent net interest margin growth.

After hitting a new market high in the beginning of Q3 2014, by the end of the quarter, stock market returns were rather modest as the S&P 500 Index ended the quarter up roughly 1%. Early concerns over Argentina defaulting on bond payments and possible banking defaults in the Eurozone were quickly replaced by ongoing geopolitical concerns: Fighting between Russia and Ukraine; fighting in the Gaza Strip; and fighting in Iraq and Syria as another radical terrorist group arises. Adding to the list of investor worries was the continued debate over the timing of the Fed’s decision to raise interest rates. Market action in the International Equity and Currency markets certainly spiked after the European Central Bank enacted further policy actions to try and reverse the slow growth environment that pervades the Eurozone and possible risk of deflation. The central bank in Japan also maintained its accommodative stance to try and kick start economic growth.

The Profit Fund (“PVALX” ) Fund Performance

During the fiscal year ended September 30, 2014, PVALX returned 19.44%, while the S&P 500 Index returned 19.73%. Positive contribution was witnessed in nearly every GICS sector with the exception of Basic Materials, which subtracted 19bps.

Gainers

(+)	HCA Holdings (HCA) – HCA shares were up 58% for the fiscal year. HCA’s acceleration in growth was primarily due to better hospital volumes with a slight bump in pricing. We continue to expect the company to witness increased benefits from healthcare reform, as a result we continue to have a positive outlook on the stock.

(+)	Nike (NKE) – NKE shares were up 23% for the fiscal year. With the Big 3 regions – North America, Western Europe, and China all reporting strong sales trends, and margin recovery still in the early stages, we believe shares of NKE can trade even higher.

(+)	TRW Automotive (TRW) – TRW shares were up 39% for the fiscal year. The stock has been up recently on news that privately held ZF Friedrichshafen AG, maker of transmissions and steering systems as well as chassis components, was looking to acquire TRW. TRW provides growth potential from its active safety technology products. We believe that ZF’s bid was adequate and doubt that other bidders will emerge.

Losers

(-)	Toll Brothers (TOL) – TOL shares were essentially flat for the fiscal year. One of the reasons for the weakness in TOL shares was the result of the company reporting a material slowdown in new order units and pricing.

(-)	Teradata (TDC) – TDC shares were down 24% for the fiscal year. It appears that softness in Japan and a slow down in China caused the region to experience a material decrease in sales. After experiencing a notable drop in the stock and challenged investment thesis (no evidence of a sales pickup) we decided to exit our position in the stock.

(-)	Whole Foods (WFM) – WFM shares were down 35% for the fiscal year. Two consecutive quarters of less-than-expected financial results and slowing sales growth trends at WFM caused us to question the company’s ability to address rising competition in the organic and specialty grocery space. We elected to exit our position in the stock in 2Q 2014 as we believed the company’s lowered growth rate forecasts created an unfavorable risk/reward scenario in the stock.

Market Outlook

We continue to maintain our belief that the stock market will trade higher and that any pullbacks will be temporary. Accelerating economic growth, strong corporate earnings, and an accommodative Fed are all supportive of higher stock prices.

Further, the Fed Chair reiterated the need for a low interest rate environment for a longer period. History shows that bear markets are often created when the economy heads into a recession or when the Fed aggressively tightens monetary policy. We don’t see the likelihood of either occurring over the next 12- months.

Thank you for your investment and we look forward to continuing to serve you.

Eugene A. Profit
CEO & Portfolio Manager
 Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Fund and the S&P 500® Index (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	5 Years	10 Years
The Profit Fund	19.44%	14.88%	8.16%
S&P 500® Index(b)	19.73%	15.70%	8.11%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The S&P 500® Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance or any specific investment.

THE PROFIT FUND

The Profit Fund vs S&P 500® Index
Sector Diversification
As of September 30, 2014
 (Unaudited)

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(% of Common Stocks)
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
The Profit Fund
S&P 500® Index

Top Ten Equity Holdings
September 30, 2014
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.7%
Microsoft Corp.	4.7%
Home Depot, Inc. (The)	3.1%
Intel Corp.	2.9%
Celgene Corp.	2.7%
Cisco Systems, Inc.	2.7%
Walt Disney Co. (The)	2.7%
Western Digital Corp.	2.6%
PepsiCo, Inc.	2.6%
Comcast Corp. - Class A	2.5%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

Shares	Common Stocks — 97.5%	Value
	Consumer Discretionary — 19.5%
	Auto Components — 1.2%
1,725	TRW Automotive Holdings Corp. (a)	$174,656

	Household Durables — 1.9%
8,360	Toll Brothers, Inc. (a)	260,498

	Media — 5.2%
6,545	Comcast Corp. - Class A	351,990
4,150	Walt Disney Co. (The)	369,474
		721,464
	Specialty Retail — 5.3%
4,665	Home Depot, Inc. (The)	427,967
3,319	Tiffany & Co.	319,653
		747,620
	Textiles, Apparel & Luxury Goods — 5.9%
3,895	NIKE, Inc. - Class B	347,434
1,820	PVH Corp.	220,493
3,840	VF Corp.	253,555
		821,482
	Consumer Staples — 2.6%
	Beverages — 2.6%
3,957	PepsiCo, Inc.	368,357

	Energy — 4.4%
	Energy Equipment & Services — 2.1%
3,880	National Oilwell Varco, Inc.	295,268

	Oil, Gas & Consumable Fuels — 2.3%
3,815	Marathon Petroleum Corp.	323,016

	Financials — 10.0%
	Banks — 1.9%
5,123	Wells Fargo & Co.	265,730

	Capital Markets — 4.7%
6,244	Franklin Resources, Inc.	340,985
1,755	Goldman Sachs Group, Inc. (The)	322,165
		663,150
	Consumer Finance — 1.9%
4,028	Discover Financial Services	259,363

	Insurance — 1.5%
1	Berkshire Hathaway, Inc. - Class A (a)	206,900

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.5% (Continued)	Value
	Health Care — 14.0%
	Biotechnology — 6.0%
1,260	Amgen, Inc.	$176,980
4,036	Celgene Corp. (a)	382,532
2,535	Gilead Sciences, Inc. (a)	269,851
		829,363
	Health Care Providers & Services — 4.8%
3,055	Aetna, Inc.	247,455
4,230	HCA Holdings, Inc. (a)	298,300
2,340	MEDNAX, Inc. (a)	128,279
		674,034
	Pharmaceuticals — 3.2%
2,455	Johnson & Johnson	261,678
4,175	Mylan, Inc. (a)	189,921
		451,599
	Industrials — 10.2%
	Aerospace & Defense — 3.7%
3,110	B/E Aerospace, Inc. (a)	261,053
2,375	United Technologies Corp.	250,800
		511,853
	Air Freight & Logistics — 2.4%
2,055	FedEx Corp.	331,780

	Trading Companies & Distributors — 4.1%
7,470	Air Lease Corp.	242,775
3,010	United Rentals, Inc. (a)	334,411
		577,186
	Information Technology — 34.5%
	Communications Equipment — 4.9%
14,825	Cisco Systems, Inc.	373,145
4,082	QUALCOMM, Inc.	305,211
		678,356
	Internet Software & Services — 5.4%
5,526	Akamai Technologies, Inc. (a)	330,455
475	Google, Inc. - Class A (a)	279,495
245	Google, Inc. - Class C (a)	141,453
		751,403
	IT Services — 3.9%
3,605	MasterCard, Inc. - Class A	266,482
1,340	Visa, Inc. - Class A	285,916
		552,398
	Semiconductors & Semiconductor Equipment — 2.9%
11,535	Intel Corp.	401,649

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.5% (Continued)	Value
	Information Technology — 34.5% (Continued)
	Software — 6.6%
14,145	Microsoft Corp.	$655,762
2,860	VMware, Inc. - Class A (a)	268,382
		924,144
	Technology Hardware, Storage & Peripherals — 10.8%
6,574	Apple, Inc.	662,330
5,216	EMC Corp.	152,620
3,385	SanDisk Corp.	331,561
3,790	Western Digital Corp.	368,843
		1,515,354
	Materials — 2.3%
	Chemicals — 2.3%
3,900	Eastman Chemical Co.	315,471

	Total Common Stocks (Cost $9,611,304)	$13,622,094

Shares	Money Market Funds — 2.6%	Value
183,979	Fidelity Institutional Government Portfolio, 0.01% (b)	$183,979
183,979	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.01% (b)	183,979
	Total Money Market Funds (Cost $367,958)	$367,958

	Total Investment Securities at Value — 100.1% (Cost $9,979,262)	$13,990,052

	Liabilities in Excess of Other Assets — (0.1%)	(8,702)

	Net Assets — 100.0%	$13,981,350

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

ASSETS
Investments in securities:
At acquisition cost	$9,979,262
At value (Note 2)	$13,990,052
Receivable for capital shares sold	999
Dividends receivable	10,879
Other assets	8,905
TOTAL ASSETS	14,010,835

LIABILITIES
Payable for capital shares redeemed	4,652
Payable to Adviser (Note 4)	4,209
Payable to administrator (Note 4)	7,186
Accrued distribution fees (Note 4)	5,155
Other accrued expenses	8,283
TOTAL LIABILITIES	29,485

NET ASSETS	$13,981,350

Net assets consist of:
Paid-in capital	$6,532,354
Undistributed net realized gains from security transactions	3,438,206
Net unrealized appreciation on investments	4,010,790
Net assets	$13,981,350

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	507,494

Net asset value, offering price, and redemption price per share (Note 2)	$27.55

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

INVESTMENT INCOME
Dividends	$225,061

EXPENSES
Investment advisory fees (Note 4)	124,905
Professional fees	57,656
Accounting services fees (Note 4)	30,000
Distribution expense (Note 4)	29,806
Administration fees (Note 4)	25,209
Registration and filing fees	18,558
Transfer agent fees (Note 4)	18,000
Insurance expense	14,295
Trustees’ fees (Note 4)	10,000
Custodian and bank service fees	9,364
Reports to shareholders	7,331
Postage and supplies	7,286
Compliance fees (Note 4)	4,000
Other expenses	11,793
TOTAL EXPENSES	368,203
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(143,374)
NET EXPENSES	224,829

NET INVESTMENT INCOME	232

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	3,620,229
Net change in unrealized appreciation (depreciation) on investments	(628,227)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,992,002

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,992,234

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS
Net investment income	$232	$44,603
Net realized gains from security transactions	3,620,229	985,375
Net change in unrealized appreciation (depreciation) on investments	(628,227)	1,624,658
Net increase in net assets from operations	2,992,234	2,654,636

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,858)	(52,950)
From net realized gains from security transactions	(1,074,932)	(596,573)
Decrease in net assets from distributions to shareholders	(1,076,790)	(649,523)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,164,423	1,888,438
Reinvestment of distributions to shareholders	892,342	551,129
Payments for shares redeemed	(6,731,329)	(1,334,938)
Net increase (decrease) in net assets from capital share transactions	(3,674,564)	1,104,629

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,759,120)	3,109,742

NET ASSETS
Beginning of year	15,740,470	12,630,728
End of year	$13,981,350	$15,740,470

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$1,626

CAPITAL SHARE ACTIVITY
Shares sold	83,360	84,319
Shares issued in reinvestment of distributions to shareholders	35,453	27,069
Shares redeemed	(251,066)	(60,091)
Net increase (decrease) in shares outstanding	(132,253)	51,297
Shares outstanding, beginning of year	639,747	588,450
Shares outstanding, end of year	507,494	639,747

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each year:

	Year Ended Sept. 30, 2014		Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011	Year Ended Sept. 30, 2010
Net asset value at beginning of year	$24.60		$21.46	$16.32	$16.96	$15.50

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)	0.08	0.04	0.00 (a)	(0.06)
Net realized and unrealized gains (losses) on investments	4.63		4.16	5.12	(0.64)	1.52
Total from investment operations	4.63		4.24	5.16	(0.64)	1.46

Less distributions:
From net investment income	(0.00	)(a)	(0.09)	(0.02)	—	—
From net realized gains from security transactions	(1.68)		(1.01)	—	—	—
Total distributions	(1.68)		(1.10)	(0.02)	—	—

Net asset value at end of year	$27.55		$24.60	$21.46	$16.32	$16.96

Total return (b)	19.44%		20.85%	31.66%	(3.77%)	9.42%

Net assets at end of year (000’s)	$13,981		$15,740	$12,631	$9,895	$10,626

Ratio of total expenses to average net assets	2.21%		2.34%	2.34%	2.19%	2.76%

Ratio of net expenses to average net assets (c)	1.35%		1.35%	1.35%	1.43%	1.75%

Ratio of net investment income (loss) to average net assets (c)	0.00	%(d)	0.32%	0.19%	0.01%	(0.41%)

Portfolio turnover rate	46%		44%	33%	37%	29%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

(d)	Percentage rounds to less than 0.01%.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Fund commenced the public offering of its shares on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see next page), depending on the inputs used. Factors used in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$13,622,094	$—	$—	$13,622,094
Money Market Funds	367,958	—	—	367,958
Total	$13,990,052	$—	$—	$13,990,052

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of September 30, 2014, the Fund did not have any transfers in and out of any Level. In addition, the Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of September 30, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Years Ended	Ordinary Income	Long-term Capital Gains	Total Distributions
September 30, 2014	$321,147	$755,643	$1,076,790
September 30, 2013	$52,950	$596,573	$649,523

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis as of September 30, 2014:

Cost of portfolio investments	$9,983,950
Gross unrealized appreciation	$4,128,246
Gross unrealized depreciation	(122,144)
Net unrealized appreciation	4,006,102
Undistributed ordinary income	109,149
Undistributed long-term gains	3,333,745
Accumulated earnings	$7,448,996

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund and the book-basis and tax-basis net unrealized appreciation is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. The difference between the tax and book undistributed income and the tax and book undistributed net realized gains is due to differing tax treatments of net short-term gains as of September 30, 2014.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended September 30, 2011 through September 30, 2014) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $7,480,409 and $12,333,745, respectively.

4. Transactions with Related Parties

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2015 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily net assets. Accordingly, the Adviser waived all of its investment advisory fees in the amount of $124,905 and reimbursed other operating expenses totaling $18,469 during the year ended September 30, 2014.

OTHER SERVICE PROVIDERS
Under the terms of servicing agreements between the Fund and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing, and transfer agent services to the Fund. As of June 1, 2014, Ultimus also provides compliance services for the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of an underwriting agreement, the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus and receives fees from the Fund in accordance with such agreement.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $29,806 under the Plan during the year ended September 30, 2014, representing 0.18% of the Fund’s average daily net assets.

COMPENSATION OF TRUSTEES
The Trust pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2014, the Fund had 34.5% of the value of its net assets invested in stocks within the Information Technology sector.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Profit Funds Investment Trust
 and the Shareholders of The Profit Fund

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of shares of beneficial interest in Profit Funds Investment Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 November 20, 2014

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2014) and held until the end of the period (September 30, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)
(Continued)

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,078.70	$7.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	$6.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends and distributions from net realized gains made by the Fund during the year ended September 30, 2014. On December 31, 2013, the Fund declared and paid an ordinary income dividend, short-term capital gain distribution and a long-term capital gain distribution of $0.0088, $0.4907 and $1.1753 per share, respectively. 100% of both the income dividend and the long-term capital gain distribution and 63.36% of the short-term capital gain distribution may be subject to a maximum tax rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2013 Form 1099-DIV.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*Eugene A. Profit	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1964	President and Trustee	Since June 1996
Kim M. Keenan	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1962	Trustee	Since March 2009
Robert M. Milanicz	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1948	Trustee	Since October 1996
Theresa M. Bridge	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1969	Treasurer	Since February 2014
Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1957	Vice President	Since October 2001
Frank L. Newbauer	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1954	Secretary Chief Compliance Officer	Since May 2011 May 2014

*	Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President, Chief Executive Officer and Chief Investment Officer of the Adviser.

THE PROFIT FUND
 BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Kim M. Keenan is General Counsel of the National Association for the Advancement of Colored People (“NAACP”). From October 2007 to November 2010, she was Principal and founder of The Keenan Firm, PLLC (a law firm).

Robert M. Milanicz is Chief Financial Officer of The GRB Company, LLC (a government contract and consulting firm). From June 2010 to December 2013, he was Director, Accounting Operations of the American Psychological Association. From October 2000 to June 2010, he was Assistant Controller of the American Psychological Association.

Theresa M. Bridge is the Director of Fund Accounting of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Frank L. Newbauer is an Assistant Vice President of Ultimus Fund Solutions, LLC. From 1999 to September 2010, he was an Assistant Vice President of JPMorgan Chase Bank, N.A.

Additional information about the Trustees and executive officers may be found in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-744-2337.

This page intentionally left blank.

This page intentionally left blank.

PROFIT FUNDS INVESTMENT TRUST
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Robert M. Milanicz.  Mr. Milanicz is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $14,000 with respect to the registrant’s fiscal years ended September 30, 2014 and 2013, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	December 4, 2014

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	December 4, 2014

* Print the name and title of each signing officer under his or her signature.